SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

AMERICAN GENERAL LIFE INSURANCE COMPANY

Variable Separate Account

PolarisAmerica Variable Annuity

Effective on October 22, 2018, the following Underlying Fund of the SunAmerica Series Trust (“SAST”) has been renamed as indicated below.

Former Underlying Fund Name	New Underlying Fund Name	Managed By	Trust

SA WellsCap Fundamental Growth	SA AB Growth	AllianceBernstein L.P.	SAST

Dated: March 8, 2019

Please keep this Supplement with your Prospectus.